UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 18, 2006
QUESTCOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

California	001-14758	33-0476164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3260 Whipple Road Union City, California	94587

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          (a)      2006 Equity Incentive Award Plan
          On May 18, 2006, at the Annual Meeting of Shareholders of Questcor Pharmaceuticals, Inc. (the “Company”), the Company’s shareholders approved the Company’s 2006 Equity Incentive Award Plan (the “2006 Plan”). The purpose of the 2006 Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board of Directors (the “Board”), employees, and consultants to those of the Company’s shareholders and by providing such individuals with an incentive for performance to generate returns to the Company’s shareholders. The 2006 Plan is further intended to provide the Company flexibility to motivate, attract, and retain the services of members of the Board, employees, and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
          The 2006 Plan includes the following equity compensation awards: (i) incentive stock options; (ii) non-qualified stock options; (iii) restricted stock awards; (iv) unrestricted stock awards; (v) stock appreciation rights; (vi) stock units and (vii) dividend equivalents. Participants in the 2006 Plan may be granted any one of the above equity awards or any combination thereof, as determined by the Board.
          A maximum of 6,250,000 shares of Common Stock may be issued and sold under all awards, restricted and unrestricted, granted under the 2006 Plan. The maximum number of shares of Common Stock with respect to one or more awards that may be granted to any one participant during any calendar year shall be 600,000, except for an employee serving as the Company’s Chief Executive Officer, who is eligible to receive awards covering an aggregate number of shares of up to 1,500,000 in a calendar year. Additionally, in connection with his or her initial service to the Company, the aggregate number of shares of Common Stock with respect to which awards may be granted to any participant shall not exceed 1,000,000 shares during the calendar year which includes such individual’s initial service to the Company.
          The Company’s Board of Directors shall delegate administration of the 2006 Plan to a committee comprised of no fewer than two members of the Board of Directors (the “Committee” or the “Administrator”). Each Committee member shall satisfy the requirements for (i) a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act, and (ii) an “outside director” under Section 162(m) of the Internal Revenue Code.
          The Administrator shall have such powers and authority as may be necessary or appropriate to carry out the functions of the Administrator as described in the 2006 Plan. Subject to the express limitations of the 2006 Plan, the Administrator shall have authority in its discretion to determine the persons to whom, and the time or times at which, awards may be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which an award will become vested, exercisable or payable, the performance goals and other conditions of an award, the duration of the award and all other terms of the award. The Administrator may prescribe, amend and rescind rules and regulations relating to the 2006 Plan. All interpretations, determinations and actions by the Administrator shall be final, conclusive and binding upon all parties. Additionally, the Administrator may delegate to one or more officers of the Company the ability to grant and determine terms and conditions of awards under the 2006 Plan to certain employees, and the Administrator may delegate to any appropriate officer or employee of the Company responsibility for performing certain ministerial functions under the 2006 Plan.
          Any person who is an employee of or a consultant to the Company or any affiliate thereof, any person to whom an offer of employment with the Company has been extended, as determined by the Administrator, or any person who is a non-employee director is eligible to be designated by the Administrator to receive awards and become a participant under the 2006 Plan (a “Participant” or the “Participants”).
          The 2006 Plan shall terminate on February 27, 2016, which is the tenth anniversary of the date of its adoption by the Board. The Board may, in its discretion and at any earlier date, terminate the 2006 Plan. Notwithstanding the foregoing, no termination of the 2006 Plan shall adversely affect any award theretofore granted without the consent of the Participant or the permitted transferee of the award.

          The foregoing description of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (incorporating by reference therein Exhibit C to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2006). A form of Incentive Stock Option Agreement, a form of Non-Qualified Stock Option Agreement and a form of Restricted Stock Award Agreement used under the 2006 Plan are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are hereby incorporated by reference.
          (b)      Amendment to 2003 Employee Stock Purchase Plan
          On May 18, 2006, at the Company’s Annual Meeting of Shareholders, the shareholders of the Company approved an amendment to the Company’s 2003 Employee Stock Purchase Plan (the “ESPP”). Under the ESPP, eligible employees of the Company may purchase shares of common stock of the Company on certain beneficial terms. The amendment increases the number of shares reserved for issuance under the ESPP by 1,500,000, bringing the total number of shares issuable thereunder to 2,400,000.
          The foregoing summary of the amendment to the ESPP is qualified in its entirety by reference to the full text of the ESPP, as amended, which is filed as Exhibit 10.5 to this Current Report on Form 8-K (incorporating by reference therein Exhibit D to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 10, 2006).
Item 9.01 Financial Statements and Exhibits.
          (c)      Exhibits.

Exhibit No.	Exhibit Description
10.1	2006 Equity Incentive Award Plan (incorporated by reference to Exhibit C of the Company’s Definitive Proxy Statement on Schedule 14A filed April 10, 2006).

10.2	Form of Incentive Stock Option Agreement under the 2006 Equity Incentive Award Plan.

10.3	Form of Non-Qualified Stock Option Agreement under the 2006 Equity Incentive Award Plan.

10.4	Form of Restricted Stock Award Agreement under the 2006 Equity Incentive Award Plan.

10.5	2003 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit D of the Company’s Definitive Proxy Statement on Schedule 14A filed April 10, 2006).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Questcor Pharmaceuticals, Inc.
Date: May 24, 2006	By:	/s/ George M. Stuart
George M. Stuart
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	2006 Equity Incentive Award Plan (incorporated by reference to Exhibit C of the Company’s Definitive Proxy Statement on Schedule 14A filed April 10, 2006).

10.2	Form of Incentive Stock Option Agreement under the 2006 Equity Incentive Award Plan.

10.3	Form of Non-Qualified Stock Option Agreement under the 2006 Equity Incentive Award Plan.

10.4	Form of Restricted Stock Award Agreement under the 2006 Equity Incentive Award Plan.

10.5	2003 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit D of the Company’s Definitive Proxy Statement on Schedule 14A filed April 10, 2006).